                           NATIONAL AUTO CREDIT, INC.

                         555 MADISON AVENUE, 29TH FLOOR
                            NEW YORK, NEW YORK 10022

                                                             December [12], 2005

Dear Fellow Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of National Auto Credit, Inc. to be held on January 31, 2006 at the Angelika
Film Center,18W Houston Street New York, New York 10012 at 10:00 A.M. (EST).

          The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we will also report on the operations of your Company and directors and officers will be present to respond to your questions.

          YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE
URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD AS SOON AS
POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

          It is always a pleasure for me and the other members of your Board of
Directors to meet with our stockholders. We look forward to greeting as many of you as possible at the meeting.

          On behalf of your Board of Directors, thank you for your continued
interest and support.

                                        Sincerely,

                                        /s/ James McNamara
                                        ----------------------------------------
                                        James McNamara
                                        Chairman of the Board and
                                        Chief Executive Officer

                                    IMPORTANT

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. AS SUCH,
PLEASE SIGN, DATE AND MAIL YOUR WHITE PROXY CARD AT YOUR EARLIEST CONVENIENCE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IF YOU OWN YOUR SHARES THROUGH BANK OR BROKERAGE ACCOUNTS, YOU SHOULD BRING A
WRITTEN STATEMENT FROM THE BANK OR BROKER VERIFYING THAT YOU ARE THE BENEFICIAL
OWNER OF YOUR SHARES OR OTHER APPROPRIATE PROOF OF YOUR OWNERSHIP IF YOU WISH TO
ATTEND THE MEETING.

                           NATIONAL AUTO CREDIT, INC.
                         555 MADISON AVENUE, 29TH FLOOR
                            NEW YORK, NEW YORK 10022

                            NOTICE OF ANNUAL MEETING

                         TO BE HELD ON JANUARY 31, 2006

To the Holders of Common Stock:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of
National Auto Credit, Inc. (the "Company") will be held at 10:00 A.M., at the
ANGELIKA FILM CENTER, 18W HOUSTON STREET NEW YORK, NEW YORK 10012, for the
following purposes:

          (1)  To elect all directors of the Company to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

          (2)  To ratify the appointment of Grant Thornton LLP as independent public accountants for the fiscal year ending January 31, 2006;

          (3)  To consider and act upon a proposal to change the Company's name to iDNA, Inc.;

          (4)  To consider and act upon a proposal to amend and restate the
               Company's Certificate of Incorporation, to include an increase in authorized capital, reduction of the size of the Board of
               Directors, modernization of the provisions regarding business combinations with interested stockholders, allowance for
               redemptions of stock by the Board of Directors, allowance for officer/director/employee insurance coverage by the Company and the addition of rules governing the approval of related party transactions;

          (5)  To consider and act upon a proposal to ratify an equity compensation plan (the "2005 Equity Compensation Plan"), under which performance-related incentives will be granted to
               designated employees, certain consultants and advisors and non-employee directors of the Company; and

          (6)  To transact such other business as may properly come before the meeting or adjournments thereof.

          The foregoing items of business are more fully described in the Proxy
Statement accompanying this Notice.

          The Board of Directors has fixed the close of business on December 12,
2005 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.
Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be

represented at the meeting. The Company will admit to the Annual Meeting stockholders of record, persons holding proof of beneficial ownership or who have been granted proxies and any other person that the Company, in its sole discretion, may elect to admit. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card.

                                        By Order of the Board of Directors,

                                        /s/ Robert V. Cuddihy, Jr.
                                        ----------------------------------------
                                        Robert V. Cuddihy, Jr.
                                        Chief Financial Officer,
                                        Secretary and Treasurer

New York, New York
December [12], 2005

          YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE
ANNUAL MEETING, PLEASE SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY CARD. A
PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE ACT AT YOUR FIRST
CONVENIENCE.

                           NATIONAL AUTO CREDIT, INC.
                         555 MADISON AVENUE, 29TH FLOOR
                            NEW YORK, NEW YORK 10021

                           PRELIMINARY PROXY STATEMENT

          The enclosed proxy is being solicited by the Board of Directors of
National Auto Credit, Inc. ("NAC" or the "Company") for use in connection with the Annual Meeting of Stockholders to be held on January 31, 2006. This proxy statement and enclosed proxy are first being sent to stockholders on or about
December 12, 2005. The mailing address of the principal executive office of the
Company is 555 Madison Avenue, 29th Floor, New York, New York 10022. The cost of preparing, printing and mailing the notice of meeting, form of proxy, proxy statement and annual report will be borne by the Company. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in connection therewith.

          Your vote is important. SHARES REPRESENTED BY PROXIES WILL BE VOTED IN
ACCORDANCE WITH INSTRUCTIONS ON THE PROXY CARDS OR, IF NO INSTRUCTIONS ARE
PROVIDED, SUCH PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF
THE BOARD OF DIRECTORS "FOR" PROPOSALS NUMBERED 1 THROUGH 5. THE PROXIES ARE
ALSO AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY
PROPERLY COME BEFORE THE ANNUAL MEETING.

          Any stockholder giving the enclosed proxy has the right to revoke it at any time before it is voted. To revoke a proxy, the stockholder must file with the Secretary of the Company either a written revocation or a duly executed proxy bearing a later date. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

          The record of stockholders entitled to notice of, and to vote at, the
Annual Meeting was taken at the close of business on December 12, 2005. At that date the Company had outstanding [9,036,364] shares of Common Stock ($.05 par value) of the Company ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

          Under Section 216 of the Delaware General Corporation Law and the
Company's Second Amended and Restated By-Laws, a majority of the shares of the
Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the
Annual Meeting and entitled to vote on the election of directors. Abstentions will have the effect of votes against a proposal, and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have no effect on the vote.

                                        3

                AVAILABLE INFORMATION AND SOURCES OF INFORMATION

          The Company is subject to the informational requirements of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at
450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional
Offices at 233 Broadway, New York, New York 10279, and 175 W. Jackson Boulevard,
Suite 900, Chicago, Illinois 60604. Copies of such material also may be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W.,
Washington, D.C. 20549, at prescribed rates. You are being furnished with a copy of the annual report of the Company on Form 10-K along with this proxy statement, in satisfaction of the informational requirements of the Exchange
Act. It is not to be regarded as proxy-solicitation material.

          Statements contained in this Proxy Statement or in any document incorporated by reference in this Proxy Statement as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed or incorporated by reference as an exhibit to the registration statement or such other document, each such statement being qualified in all respects by such reference.

          No persons have been authorized to give any information or to make any representation other than those contained in this Proxy Statement in connection with the solicitations of proxies made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by the Company or any other person. The delivery of this Proxy Statement shall not under any circumstances create an implication that there has been no change in the affairs of the Company since the date hereof or that the information herein is correct as of any time subsequent to its date.

                                        4

             SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND 5% OWNERS

The following table lists the number of shares of Common Stock beneficially owned as of October 31, 2005, by those known by the Company to own beneficially
5% or more of the Common Stock, all the directors, each executive officer listed in the table under the caption "Executive Compensation" and all directors and executive officers of the Company as a group. As of October 31, 2005, 8,540,114 shares of Common Stock, $.05 par value, of the Registrant were outstanding.

                                          Amount and Nature
                                                  of
                                              Beneficial      Percent of
Name and Address                              Ownership+        Class*
---------------------------------------   -----------------   ----------
James McNamara                               2,510,075(1)        28.2%
555 Madison Avenue, 29th Floor
New York, New York 10021

John A. Gleason                                210,000(2)         2.4%
555 Madison Avenue, 29th Floor
New York, New York 10021

Henry Y. L. Toh                                210,000(2)         2.4%
555 Madison Avenue, 29th Floor
New York, New York 10021

Robert V. Cuddihy, Jr.                         200,000            2.3%
555 Madison Avenue, 29th Floor
New York, New York 10021

James M. Augur                                      --             --
555 Madison Avenue, 29th Floor
New York, New York 10021

Donald Shek                                         --             --
555 Madison Avenue, 29th Floor
New York, New York 10021

All executive officers and directors as
a group (six persons)                        3,130,075(3)        33.5%

Campus Family 2000 Trust                     1,883,333(4)        19.0%
42 Oak Avenue
Tuckahoe, NY 10707

                                        5

+ The number of shares beneficially owned is deemed to include shares of the
Company's Common Stock as to which the beneficial owner has or shares either investment or voting power. Unless otherwise stated, and except for voting powers held jointly with a person's spouse, the persons and entities named in the table have voting and investment power with respect to all shares of Common
Stock shown as beneficially owned by them. Each such person's percentage ownership is determined by assuming that the options or convertible securities that are held by such person, and which are exercisable within 60 days from the date hereof, have been exercised or converted, as the case may be.

All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the Securities and Exchange Commission
(the "SEC") or information provided to the Company by such beneficial owners.

* Based on 8,540,114 shares outstanding as of October 31, 2005

(1)  Includes 2,135,075 shares of Common Stock and 375,000 shares currently issuable upon exercise of options.

(2)  Includes 210,000 shares currently issuable upon exercise of options.

(3)  Includes 2,335,075 shares outstanding and 795,000 shares issuable upon exercise of options.

(4)  Pursuant to the terms of the $2.8 million Convertible Promissory Note outstanding at October 31, 2005, the holder has the option to convert the note into Common Stock at the rate of $1.50 per share for an aggregate of
     1,883,333 shares of Common Stock if fully converted.

                                        6

PROPOSAL 1

                              ELECTION OF DIRECTORS

          The Board of Directors of the Company consists of five members.
Pursuant to the terms of the Company's Second Amended and Restated By-Laws, adopted by the Board of Directors as of November 3, 2005, the directors of the
Company shall no longer be divided into three classes that are elected on a staggered basis at annual meetings of stockholders. Instead, each director shall now be subject to election on an annual basis -- at the annual meeting of stockholders -- for a one year term. Four of the Company's five directors are not affiliated with the Company in any capacity (except, in the cases of Mr.
Gleason and Mr. Toh, by virtue of their directorship and stock ownership) and should therefore be considered "independent."

          The Board of Directors has nominated James J. McNamara, John A.
Gleason, James M. Augur, Donald Shek, and Henry Y.L. Toh to serve as directors of the Company for a one-year term, until the Annual Meeting of Stockholders in
2006 and until their successors are duly elected and qualified.

          Each nominee has consented to be a nominee and to serve as a director if elected. Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of the designated nominees. In the event that a nominee should become unavailable for election as a director, the persons named as proxies will vote for any substitute nominees that the Board of
Directors may select.

          Set forth below is biographical information for the directors of the
Company, each of whom has been nominated by the Board of Directors for election at this year's Annual Meeting of Stockholders.

          Information concerning the current directors and executive officers of the Company is set forth as follows:

Name                     Age     Position
----------------------   ---   -------------------------------------------------
James J. McNamara         56   Chairman of the Board and Chief Executive Officer
Robert V. Cuddihy, Jr.    46   Chief Financial Officer, Secretary and Treasurer
James M. Augur            70   Director
John A. Gleason           56   Director
Donald Shek               56   Director
Henry Y. L. Toh           48   Director

                                        7

NOMINEES TO SERVE A ONE YEAR TERM UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS:

JAMES J. MCNAMARA   Director Since 1998
                    Currently Serving until 2005 Annual Meeting of Stockholders

Mr. McNamara has been Chairman of the Board and Chief Executive Officer since
November 2000. Mr. McNamara has been a Director of NAC since February 1998 and previously served as its Chairman from April 1998 to November 1999. Mr. McNamara has also been President of Film Management Corporation (a film company) since
1995, and he has been President and Chief Executive Officer of Celebrity
Entertainment, Inc. (an entertainment company) since 1992. Mr. McNamara was
Chairman of the Board and Chief Executive Officer of Princeton Media Group, Inc.
(a magazine publisher) from 1994 to 1998. A subsidiary of Princeton Media Group,
Inc. and Celebrity Entertainment, Inc. each effected an assignment of their respective assets for the benefit of creditors in 1998.

JAMES M. AUGUR   Director Since 2004
                 Currently Serving until 2005 Annual Meeting of Stockholders

Mr. Augur has been a Director of NAC since May 2004. Mr. Augur has been a commercial and residential architect for over 30 years. Mr. Augur currently serves as a consultant to owners and developers for land planning and architectural services and is the Chairman and President of JMA and Associates.

JOHN A. GLEASON   Director Since 2000
                  Currently Serving until 2005 Annual Meeting of Stockholders

Mr. Gleason has been a Director of NAC since April 2000. Mr. Gleason previously served as Director of NAC from February 1998 to September 1999. From 1995 to
1998, Mr. Gleason served on NAC's Dealer Advisory Board, serving as Chairman of such panel from 1996 to 1998. Mr. Gleason has been the President and principal of Automax, Inc., an independent car dealership since 1987. Mr. Gleason has been the President of New Franklin, Inc., an automobile finance consulting firm, since 1992 and has been a partner in Coslar Properties LLC, a real estate firm, since 1995.

DONALD SHEK   Director Since 2003
              Currently Serving until 2005 Annual Meeting of Stockholders

Mr. Shek has been a Director of NAC since December 2003. Mr. Shek has been a financial consultant in private practice since January 1998. From 1993 to 2002,
Mr. Shek was a Registered Representative for the Financial West Group, an NASD
broker/dealer.

                                        8

HENRY Y. L. TOH   Director Since 1998
                  Currently Serving until 2005 Annual Meeting of Stockholders

Mr. Toh has been a Director of NAC since December 1998. Mr. Toh is also a
Director of two other public companies, Acceris Communications, Inc., formerly
I-Link Incorporated (an Internet telephone company), since 1992 and Teletouch
Communications, Inc. (a paging and telecom services provider) since December
2001. Mr. Toh has been the principal officer of Four M. International, Inc. (a private investment entity) since 1992. Mr. Toh is also a director of Crown
Financial Group, Inc., an NASD Broker/Dealer, since March 2004. Mr. Toh was also a Director of Bigmar, Inc, a pharmaceutical company, from 2002 to February 2004.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 1 AND BOARD RECOMMENDATION:

          The election of the nominees for director requires the affirmative vote of the holders of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting.

RECOMMENDATION:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires the Company's officers, directors and beneficial owners of more than ten percent of any class of equity securities of the Company to file initial reports of ownership and reports of changes in ownership with the SEC and each exchange on which its securities are traded. Officers and directors are required by SEC regulations to furnish the
Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, all requisite filings were made in the Company's fiscal year ended January 31, 2005.

CODE OF ETHICS

          The Company has adopted a Code of Business Conduct, Ethics and
Corporate Governance ("Code of Ethics") that applies to its directors, officers and employees. A copy of the Company's Code of Ethics will be provided free of charge, upon written request to the following address: National Auto Credit,
Inc., 555 Madison Avenue, 29th Floor, New York, NY 10022, Attention: Robert V.
Cuddihy, Jr.

                                        9

BOARD OF DIRECTORS AND COMMITTEES

Meetings and Attendance

          During the fiscal year ended January 31, 2005, there were four (4)
meetings of the Board of Directors. All directors attended all of the board meetings and the meetings of the committees on which they serve.

          The Board of Directors has established various committees to assist it in discharging its duties. The three standing Committees of the Board of
Directors are the Audit Committee, the Corporate Governance and Nominating
Committee and the Compensation and Stock Option Committee.

Audit Committee

          Consisting entirely of independent directors, the Audit Committee's function is to evaluate the adequacy of the Company's internal accounting controls, review the scope of the audit by the independent auditors and related matters pertaining to the examination of the financial statements, review the year-end and the quarterly financial statements, review the nature and extent of any non-audit services provided by the Company's independent auditors and make recommendations to the Board of Directors with respect to the foregoing matters as well as with respect to the appointment of the Company's independent auditors. The Audit Committee had four meetings in the fiscal year ended January
31, 2005. The Audit Committee is responsible for overseeing the Company's compliance with the Sarbanes Oxley Act of 2002 and all rules promulgated thereunder by the SEC and the National Association of Securities Dealers, Inc.
("NASD"). The members of the Audit Committee are independent, as independence is defined by Rule 4200(a)(15) of the NASD listing standards, as applicable and as may be modified or supplemented. The Audit Committee is governed by a written charter that was adopted by the Company in November 2005 and that was included as an exhibit to a Form 8-K filed by the Company on November 8, 2005. Copies of such charter are available to the shareholders upon request to the Secretary of the Company. The Audit Committee is responsible for approving the engagement of, and has engaged, Grant Thornton LLP to perform audit services for the Company and its subsidiaries.

Audit Committee Financial Expert

The Board of Directors has determined that Henry Y. L. Toh and Donald Shek each qualify as an "audit committee financial expert" within the meaning of the rules of the SEC and as financially sophisticated audit committee members under the
Nasdaq National Market Rules.

                                       10

REPORT OF AUDIT COMMITTEE

          Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended or the
Exchange Act that might incorporate this proxy statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

          The Audit Committee has:

          o    Reviewed and discussed the audited financial statements with management.

          o    Discussed with the independent auditors the matters required to be discussed by SAS 61, as it may be modified or supplemented.

          o    Received the written disclosures and the letter from the
               independent auditors required by Independence Standards Board
               Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors the auditors'
               independence.

          o    Based on the review and discussions above, recommended to the
               Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange
               Commission.

                                            Respectfully submitted by the
                                            members of the Audit Committee:

                                            Henry Y. L. Toh
                                            Donald Shek
                                            JOHN GLEASON

Corporate Governance and Nominating Committee

          The Corporate Governance and Nominating Committee's functions are to
(1) identify qualified individuals to become members of the Board of Directors,
(2) select the director nominees to be presented for election at each annual meeting of shareholders, (3) regularly develop, review and recommend to the
Board of Directors a set of corporate governance policies applicable to the
Company, and (4) provide oversight for the evaluation of the performance of the
Board of Directors. The Corporate Governance and Nominating Committee will consider recommendations for the position of director submitted by stockholders in writing in accordance with the Company's By-Laws to the Secretary of the
Company, 555 Madison Avenue, 29th Floor, New York, NY 10022. The members of the
Corporate Governance and Nominating Committee are independent, as independence is defined by Rule 4200(a)(15) of the NASD listing standards, as applicable and as may be modified or supplemented. The Corporate Governance and Nominating
Committee is governed by a written charter that was adopted by the Company in

                                       11

November 2005 and that was included as an exhibit to a Form 8-K filed by the
Company on November 8, 2005. Copies of such charter are available to the shareholders upon request to the Secretary of the Company. The Company's By-Laws
provide that stockholders may nominate one or more persons for election as director or directors at the 2006 Annual Meeting of Stockholders only if written notice to make such nomination or nominations has been given either by personal delivery or by mail, postage prepaid, to the Secretary of the Company not less than fourteen (14) nor more than fifty (50) days prior to any meeting of the stockholders called for the election of directors. The Corporate Governance and
Nominating Committee has not yet met, given that it was recently formed, already after the Board of Directors' selection of the director nominees to be presented for election at this year's Annual Meeting of Stockholders. The members of the
Corporate Governance and Nominating Committee, none of whom is an employee of the Company or its affiliates, are:

                                            James M. Augur
                                            Donald Shek
                                            Henry Y. L. Toh

Compensation and Stock Option Committee

          The Compensation and Stock Option Committee (formerly the Compensation
Committee), which consists entirely of independent directors, did not hold any meetings in the fiscal year ended January 31, 2005. The Compensation and Stock
Option Committee administers the Company's 1993 Equity Incentive Plan, 2003
Restricted Stock Plan and would also administer the 2005 Equity Compensation
Plan if approved by the stockholders of the Company at the upcoming Annual
Meeting of Stockholders. The Compensation and Stock Option Committee is
generally empowered to review the performance and development of the management of the Company in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, the
Committee oversees, reviews and administers all compensation, equity and employee benefit plans and programs. The Compensation and Stock Option Committee is governed by a written charter that was adopted by the Company in November
2005 and that was included as an exhibit to a Form 8-K filed by the Company on
November 8, 2005. Members of the Compensation and Stock Option Committee, none of whom are employees of the Company or its affiliates, are:

                                            James M. Augur
                                            John A. Gleason

                                       12

                        EXECUTIVE OFFICERS OF THE COMPANY

          The current Executive Officers of the Company are Mr. McNamara and
Robert V. Cuddihy, Jr., whose biography is set forth below. Mr. McNamara's biography is set forth above under Proposal 1: "Election of Directors."

ROBERT V. CUDDIHY, JR.   Chief Financial Officer, Secretary and Treasurer

          Mr. Cuddihy has been the Company's Chief Financial Officer and
Treasurer since September 2001. Mr. Cuddihy has been the Company's Secretary since January 2003. Mr. Cuddihy was an independent financial consultant to the
Company from May 2001 to August 2001. From July 1987 to March 2001, Mr. Cuddihy
was the Chief Financial Officer of HMG Worldwide Corporation, a company engaged in in-store marketing and retail store fixturing design and manufacture, and also served as a Director from February 1998 to May 2001. HMG Worldwide
Corporation effected an assignment of their assets for the benefit of creditors in 2002. From July 1981 to July 1987, Mr. Cuddihy was with KPMG Peat Marwick,
Certified Public Accountants, where he last served as a senior audit manager.

EXECUTIVE COMPENSATION

          The following table sets forth information as to compensation paid by the Company and its subsidiaries for the fiscal years ended January 31, 2003,
2004 and 2005 to each of the directors and executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                            Long-Term Compensation
                                                                     ---------------------------------
                                        Annual Compensation                   Awards           Payouts
                               -----------------------------------   -----------------------   -------
        (a)              (b)      (c)         (d)          (e)          (f)           (g)        (h)         (i)
---------------------   ----   ---------   --------   ------------   ----------   ----------   -------   ------------
                                                          Other                   Securities                  All
                                                         Annual      Restricted   Underlying     LTIP        Other
Name and Principal                                    Compensation     Stock       Options/    Payouts   Compensation
Position                Year   Salary($)   Bonus($)        ($)        Award(s)     SARs (#)      ($)          ($)
---------------------   ----   ---------   --------   ------------   ----------   ----------   -------   ------------

James J. McNamara,      2005     500,000    250,000                                                         91,740
Chairman of the Board   2004     500,000    250,000                                                         87,740
and Chief Executive     2003     500,000    250,000                                                         89,913
Officer

Robert V. Cuddihy,      2005     265,000     30,250                                                         37,900
Jr., Chief Financial    2004     265,000     27,500      54,400        200,000                              22,045
Officer, Secretary &    2003     265,000     15,000                                                         13,662
Treasurer

                                       13

               OPTION GRANTS IN FISCAL YEAR ENDED JANUARY 31, 2005
                        AND FISCAL YEAR-END OPTION VALUES
                      Option/SAR Grants in Last Fiscal Year

        Number of     % of Total
         Shares     Options Granted
       Underlying   to Employees in   Exercise
         Options      year ended       or Base   Expiration   Grant Date
Name     Granted       1/31/2005        Price       Date      Fair Value
----   ----------   ---------------   --------   ----------   ----------
                          None

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

(a)                           (b)               (c)                        (d)                (e)
---------------------------   ---------------   ------------------   ---------------   ----------------
                                                                        Number of
                                                                        Securities         Value of
                                                                        Underlying        Unexercised
                                                                       Unexercised       In-the-Money
                                                                     Options/SARs at     Options/SARs
                                                                      1/31/2005 (#)    at 1/31/2005 ($)
                              Shares Acquired                          Exercisable/      Exercisable/
Name                          on Exercise (#)   Value Realized ($)    Unexercisable     Unexercisable
---------------------------   ---------------   ------------------   ---------------   ----------------

James J. McNamara, Chairman           --                 --              750,000             --/--
of the Board and Chief
Executive Officer

Robert V. Cuddihy, Jr.,               --                 --                 --               --/--
Chief Financial Officer,
Secretary & Treasurer

Board of Directors Interlocks and Insider Participation:

          The Board of Directors consists of Messrs. McNamara, Augur, Gleason,
Shek and Toh. Mr. McNamara is an employee of the Company. The non-employee directors participated in all deliberations and actions of the Company's Board of Directors concerning executive officer compensation. There are no interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

Remuneration of Directors and Related Matters

Each non-employee member of the Board of Directors receives compensation of
$15,000 per annum for serving thereon. Non-employee directors who also serve on the Audit Committee of the Board of Directors are entitled to additional compensation of $10,000 per annum. The non-employee members of Board of
Directors are also entitled to reimbursement for all reasonable

                                       14

fees and expenses incurred in connection with the performance of services on behalf of the Company. Fees and expenses are reimbursed upon submission of appropriate documentation for such fees and expenses to the Company in accordance with the then-current NAC policy.

Amounts paid to directors in the fiscal year ended January 31, 2005 aggregated
$75,000 for services rendered during the period as follows:

Director               Amount
--------               ------
James J. McNamara(1)   $    --
James M. Augur(2)      $10,000
John A. Gleason        $15,000
Donald Shek            $25,000
Henry Y.L. Toh         $25,000

(1)  Directors who are also employees of NAC do not receive any additional compensation for serving on the Board of Directors.

(2)  Mr. Augur joined the NAC Board of Director in May 2005 and received a pro-rata payment of the director fee for the period served on the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          All current transactions between the Company, and its officers, directors and principal stockholders or any affiliates thereof are, and in the future such transactions will be, on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

EMPLOYMENT CONTRACTS AND OTHER ARRANGEMENTS WITH EXECUTIVE OFFICERS

Employment Agreement with James J. McNamara

          On December 15, 2000, NAC's Board of Directors approved an Employment
Agreement, effective as of November 3, 2000, with James J. McNamara. Under the terms of that agreement, Mr. McNamara was to be employed as Chief Executive
Officer for an initial term of three years, until December 31, 2003, with a base salary of $500,000 per year. In the event that NAC achieves certain performance objectives established by the Board of Directors, Mr. McNamara also receives a target cash bonus of $250,000, which may also be increased by the Board if the
Board believes it appropriate to reward his performance for that year. During the fiscal year ended January 31, 2005, because of Mr. McNamara's successful efforts on several fronts, the bonus was approved by the Board. Following the initial three-year term, the Employment Agreement was automatically extended on a month-to-month basis and may be cancelled with 90 days prior notice given by either party. NAC may terminate the Employment Agreement at any time for cause, and Mr. McNamara may terminate it at any time in his discretion.

                                       15

          The Employment Agreement also granted Mr. McNamara options to purchase an additional 750,000 shares of NAC Common Stock with an exercise price equal to the average of the closing bid prices of the Common Stock on the OTCBB for the five trading days preceding December 16, 2000 or $.664, which also may be exercised by means of cashless exercise. In June 2005, subject to an agreement with shareholders, NAC and Mr. McNamara cancelled 375,000 of the above options.
The remaining 375,000 options continue to have a term of 10 years from the date of grant, December 15, 2000, and are fully vested and exercisable. From time to time, the Board may, in its discretion, increase Mr. McNamara's base salary and grant additional options to Mr. McNamara, on such terms as the Board determines, subject to the approval of the Compensation and Stock Option Committee.

          The Employment Agreement also provides for certain payments in the event of a termination without cause by NAC or a termination for good reason by
Mr. McNamara as follows: NAC will pay to Mr. McNamara one dollar ($1) less than the amount that would constitute an "excess parachute payment" under Section
280G of the Internal Revenue Code. NAC shall pay to Mr. McNamara such amount in lump sum cash payment as soon as practicable following the effective date of such termination. NAC shall also continue to provide Mr. McNamara with all employee benefits and perquisites in which he was participating or which he was receiving at the effective date of termination (or if greater, at the end of the prior year) for two years following termination.

          If it is determined by reason of any payment, or the occurrence of an option vesting, pursuant to the terms of the Employment Agreement (or upon any other plan, agreement or program) upon a Change in Control, as defined in the
Employment Agreement (collectively the "Payment"), the Executive would be subject to the excise tax imposed by Code Section 4999 (the "Parachute Tax"), then Mr. McNamara shall be entitled to receive an additional payment or payments
(a "Gross-Up Payment") in an amount such that, after payment by Mr. McNamara of all taxes (including any Parachute Tax) imposed upon the Gross-Up Payment, Mr.
McNamara will retain an amount of the Gross-Up Payment equal to the Parachute
Tax imposed upon the Payment.

Employment Agreement with Robert V. Cuddihy, Jr.

          Effective December 31, 2001, NAC consummated an employment agreement with Robert V. Cuddihy, Jr. Under the terms of the agreement, Mr. Cuddihy was to be employed as Chief Financial Officer and Treasurer for an initial term of three years, until December 31, 2004, with a base salary of $240,000 per year and a minimum annual bonus of $25,000 per year. Mr. Cuddihy is also entitled to
NAC employee benefits of health insurance, 401-K plan and related programs.
Following the initial three year term, the agreement has been renewed on a month-to-month basis, and is terminable upon 90 days prior written notice by either party. In the event that the agreement is terminated by NAC without cause, Mr. Cuddihy shall receive one year's worth of compensation in the form of severance compensation. As a consequence of Mr. Cuddihy's successful performance in the fiscal year ended January 31, 2005 on several fronts, including his management of day-to-day finance and administration activities of NAC and its newly acquired businesses, Mr. Cuddihy was awarded a bonus of $30,250 in cash.

                                       16

REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE

          The principal goal of the Company's compensation program is to help the Company attract, motivate and retain the executive talent required to develop and achieve the Company's strategic and operating goals with a view to maximizing stockholder value. The key elements of this program and the objectives of each element are as follows:

     Base Salary:

     o    Establish base salaries that are competitive with those payable to executives holding comparable positions at similar-sized strategic resource companies.

     o    Provide periodic base salary increases as appropriate, consistent with the Company's overall operating and financial performance, with a view to rewarding successful individual performance and keeping pace with competitive practices.

     Long-term Incentive:

     o    Facilitate the alignment of executives' interests with those of the
          Company's shareholders by providing opportunities for meaningful stock ownership.

     Bonuses, Salary Increases and Option Grants:

     o    Executive officers are eligible to receive option grants, cash bonuses and increases in salary based upon the performance of the Company and their individual progress during the preceding year. Such grants, if any, are determined by the Compensation and Stock Option Committee or
          Board of Directors from time to time during each fiscal year with the input and recommendation of the Company's Chief Executive Officer.
          Although the Board does not have an established policy for measuring performance and establishing salary, bonuses and option grants, the
          Compensation and Stock Option Committee and the Board are influenced by the Company's financial performance and the contributions made by individual executives to that performance. The Board of Directors believes that such a retrospective analysis is most appropriate and practicable for an acquisition-oriented company specializing in development-stage enterprises like the Company, which operates in an uncertain environment and without the same sorts of standard measures of performance as are available to more seasoned companies. In addition, options may be granted to attract new executives or directors. The Company does not consider the amount and terms of options and stock already held by executive officers in its deliberations to determine awards.

     Compensation of Chief Executive Officer:

     o    The base salary of the Chief Executive Officer is determined according to the same principles described above as applicable to compensation of the Company's other executive officers. When determining base salaries, the Board of Directors considers salary, bonus and long-term incentive compensation for other comparable companies in the corporate communications, entertainment, corporate events services and movie

                                       17

          exhibition industry sectors, in similar geographic areas and at similar stages of growth and development, as reported in public filings of such comparable companies. The Board of Directors also has discussions with other industry executives and financial advisors. The
          Chief Executive Officer has a great deal of experience in acquiring and building emerging companies, and the Board views his leadership as a critical factor in the successes the Company has achieved to date and as very important to realization of the Company's near-term goals.

Summary of Actions Taken

Generally once a year, and at more frequent periodic intervals when deemed necessary in individual cases, the Board of Directors reviews the performance of the Company's executive officers. In the fiscal year ended January 31, 2005, the
Board of Directors took no action concerning the performance or compensation of its executive officers.

                                    Respectfully submitted by the
                                    members of the Compensation and Stock Option
                                    Committee:

                                    James M. Augur
                                    John A. Gleason

                                       18

PERFORMANCE GRAPH

The following table compares the yearly change in NAC's cumulative total shareholder return on its Common Stock (based on the market price of NAC's common stock) with the cumulative total return of the S&P 600 Small Cap Index, the Russell 2000 Index, and Reading International, Inc. (a theatre and real estate concern).

                               2/1/00   1/31/01   1/31/02   1/31/03   1/31/04   1/31/05
                              ---------------------------------------------------------

National Auto Credit, Inc.      100        27        13        13        57        30

S&P 600 Small Cap Index         100       119       122        99       145       167

Russell 2000 Index              100       102        97        75       117       125

Reading International, Inc.     100        77        69       145       224       288

For purposes of the above table, NAC is compared to Reading International Inc.
as such company is engaged principally in the operations of various film theatres. NAC's current operations are comprised principally of its investment in the Angelika Film Center LLC and corporate communications.

                                       19

PROPOSAL 2

             RATIFICATION OF THE COMPANY'S SELECTION OF ITS AUDITORS

          The Board of Directors recommends to the stockholders that they ratify the selection of Grant Thornton LLP, independent auditors, to audit the accounts of the Company for the fiscal year ending January 31, 2006. Grant Thornton LLP served as the Company's auditors for the fiscal year ended January 31, 2005. If the stockholders do not ratify this selection, the Board of Directors will reconsider its selection of Grant Thornton LLP and may appoint new auditors upon recommendation of the Audit Committee.

          A representative of Grant Thornton LLP will have the opportunity to make a statement at the Annual Meeting if he or she desires to do so and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

          The following table presents fees, including reimbursements for expenses, for professional audit services rendered by Grant Thornton LLP for the audit of the Company's annual financial statements for the years ended January
31, 2005 and January 31, 2004 and fees billed for other services rendered by
Grant Thornton LLP during those periods.

                         FISCAL YEAR ENDED 1/31/04   FISCAL YEAR ENDED 1/31/05
------------------------------------------------------------------------------
Audit Fees (1)                    $150,000                    $155,000
Audit Related Fees (2)            $  7,000                    $ 10,000
Tax Fees (3)                      $103,000                    $138,000
All Other Fees (4)                $     --                    $     --
------------------------------------------------------------------------------
Total                             $270,000                    $303,000
------------------------------------------------------------------------------

(1)  Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton
     LLP in connection with statutory and regulatory filings or engagements.

(2)  Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."

(3)  Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning, including preparation of tax returns, review of restrictions on net operating loss carry-forwards and other general tax services.

(4)  All Other Fees consist of fees for products and services other than the services reported above. There were no such fees incurred by the Company during the last two fiscal years ended January 31, 2004 and January 31,
     2005, respectively.

                                       20

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF
INDEPENDENT AUDITOR

          In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, the Audit Committee has adopted an informal approval policy that it believes will result in an effective and efficient procedure for the pre-approval of services performed by the independent auditor.

          Audit Services

          Audit Services include the annual financial statement audit (including quarterly reviews) and other procedures required to be performed by the independent auditor in order to render an opinion on our financial statements.
The Audit Committee may pre-approve specified annual audit services engagement terms and fees and other specified audit fees. All other audit services must be specifically pre-approved by the Audit Committee. The Audit Committee monitors the audit services engagement and may approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other items.

          Audit-Related Services

          Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements which historically have been provided to us by the independent auditor and are consistent with the SEC's rules on auditor independence. The
Audit Committee may pre-approve specified audit-related services within pre-approved fee levels. All other audit-related services must be pre-approved by the Audit Committee.

          Tax Services

          The Audit Committee may pre-approve specified tax services that the
Audit Committee believes would not impair the independence of the auditor and that are consistent with SEC rules and guidance. All other tax services must be specifically approved by the Audit Committee.

          All Other Services

          Other services are services provided by the independent auditor that do not fall within the established audit, audit-related and tax services categories. The Audit Committee may pre-approve specific other services that do not fall within any of the specified prohibited categories of services.

          Procedures

          All requests for services to be provided by the independent auditor, which must include a detailed description of the services to be rendered and the amount of corresponding fees, are submitted to the Chief Financial Officer. The
Chief Financial Officer authorizes services that have been pre-approved by the
Audit Committee. If there is any question as to whether a proposed service fits within a pre-approved service, the Audit Committee chair is consulted for a determination. The Chief Financial Officer submits requests or applications to provide services that have not been pre-approved by the Audit Committee, which must include an affirmation by the Chief Financial Officer and the independent auditor that the request or application is

                                       21

consistent with the SEC's rules on auditor independence, to the Audit Committee
(or its chair or any of its other members pursuant to delegated authority) for approval.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF GRANT
THORNTON LLP TO AUDIT THE ACCOUNTS OF THE COMPANY FOR THE FISCAL YEAR ENDING
JANUARY 31, 2006.

PROPOSAL 3

               APPROVAL OF THE COMPANY'S NAME CHANGE TO IDNA, INC.

          The Board of Directors is proposing a change in the Company's name from National Auto Credit, Inc. to iDNA, Inc. with a concomitant change in the
Company's corporate purpose, as stated in its Certificate of Incorporation.

          The proposal to change the Company's name is made in light of the transformation of the Company's business and operations from the acquisition of, leasing, selling, and generally dealing in, all types of new and used motor vehicles and accessories into the realms of corporate communications, entertainment and movie exhibition. The name change is necessary to align our name to the nature of our business and operations. The Board of Directors believes that it will be in the Company's best interest to use iDNA, Inc. as the
Company's new name. Concomitant with such name change, the stated purposes for which the Company was formed--as described in Article III of our Certificate of
Incorporation-- will also be revised to reflect the actual nature of our current business and operations.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF IDNA, INC.
AS THE COMPANY'S NEW NAME AND A CONCOMITANT CHANGE TO THE COMPANY'S STATED
CORPORATE PURPOSE, TO BE REFLECTED IN THE COMPANY'S CERTIFICATE OF
INCORPORATION, AS AMENDED.

PROPOSAL 4

APPROVAL OF THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION, INCLUDING INCREASE IN AUTHORIZED CAPITAL, REDUCTION OF SIZE OF
BOARD, MODERNIZATION OF PROVISIONS REGARDING BUSINESS COMBINATIONS WITH
INTERESTED STOCKHOLDERS, ALLOWANCE FOR REDEMPTIONS OF STOCK BY BOARD OF
DIRECTORS, ALLOWANCE FOR OFFICER/DIRECTOR/EMPLOYEE INSURANCE, ADDITION OF RULES
REGARDING APPROVAL OF RELATED PARTY TRANSACTIONS, AS DESCRIBED HEREIN

                                       22

          The Board of Directors is proposing the second amendment and restatement of our Certificate of Incorporation, as amended heretofore (the
"Certificate of Incorporation"), which, in addition to changing our name and our stated corporate purpose (if Proposal 3 above is adopted), will (i) increase our authorized capital from 40,000,000 million shares of common stock and 2,000,000 shares of preferred stock to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock, (ii) delineate the size of the Board of Directors to be within a range of between five (5) and nine (9) members, (iii) replace the existing restrictions regarding business combinations with interested stockholders with similar restrictions that have now been standardized under
Section 203 of the Delaware General Corporation Law, (iv) explicitly state the
Company's right to purchase and/or redeem shares of the Company's stock, without shareholder approval, subject to the provisions of the Company's By-Laws (such right already existing for the Company under Delaware General Corporation Law in any case), (v) add explicit provisions consistent with Delaware General
Corporation Law that govern the approval of related party transactions and (vi)
allow the Company to maintain insurance to protect itself and its officers, directors, employees and agents from liability arising out of their role as such. Most of these changes, taken individually and as a whole, will modernize the Certificate of Incorporation and bring it into conformity with the basic provisions of Delaware General Corporation Law that have evolved since the times at which the Company's original Certificate of Incorporation and Amended and
Restated Certificate of Incorporation were adopted (in October 1995 and December
1995), respectively. As of November 3, 2005, the Board of Directors adopted resolutions approving the proposed second amendment and restatement of our
Certificate of Incorporation and recommending that the shareholders ratify such amendment and restatement.

(i) Proposed Increase in Authorized Capital

          The Board of Directors proposes to increase the total number of shares of common stock, par value $0.05 per share, that we are authorized to issue from
40,000,000 to 50,000,000, with a concomitant increase in the number of preferred shares, par value $0.05 per share, that we are authorized to issue from
2,000,000 to 5,000,000. As of October 31, 2005, there were 8,540,114 shares of common stock issued and outstanding, constituting approximately 21.4% of our current authorized common stock, and no shares of preferred stock outstanding.
Furthermore, the Company is currently committed to issue additional stock under certain circumstances, including (i) 1,883,333 shares of common stock to be issued upon the exercise of conversion rights by the holder of a $2.8 million convertible promissory note issued by the Company in connection with the
Company's acquisition of The Campus Group effective July 31, 2003, (ii) up to
1,000,000 shares of common stock to be issued upon the exercise of warrants to be granted to shareholders of the Company who held NAC shares continuously from
December 14, 2000 through December 24, 2002, pursuant to the Amended Stipulation of Settlement, dated November 15, 2004, entered into by the Company, which settled the derivative and class action lawsuit entitled Robert Zadra, et al v.
James A. McNamara, et al. (Index No. 01-604859) (the "Settlement Agreement") and
(ii) 1,063,352 shares of our authorized common stock that have been reserved for future issuance to directors, officers, employees and consultants of the Company under our equity incentive plans (including our existing equity plans and the proposed 2005 Equity Compensation Plan).

          The Board of Directors has determined that the above-described increase in authorized capital would be desirable in that it would enable the
Company to meet needs that may arise from time to time in the future, including, for example, the issuance of shares in connection with

                                       23

acquisitions of new entities that would expand or complement our current operational strengths. Notwithstanding such a benefit, however, the Board of
Directors would like to clarify that the prospective increase in the authorized number of shares is not part of a planned merger, acquisition or other transaction. In addition, we currently have no specific plans, arrangements or understandings for the issuance of additional shares of our common stock generally (other than shares to be issued upon conversion of the convertible promissory note and under our equity incentive plans, as described above). Under our Certificate of Incorporation, as amended (and under the proposed Second
Amended and Restated Certificate of Incorporation as well), our shareholders do not have preemptive rights and thus will have no rights to purchase any of the additional shares of common stock that may be issued in the future by the Board of Directors.

(ii) Proposed Reduction of Size of Board of Directors to Between Five and Nine
Directors

          Under the Settlement Agreement, we are required to reduce the prescribed size of our Board of Directors, as set forth in our Certificate of
Incorporation, as amended, from thirteen (13) to no less than five (5) nor more than nine (9) members, provided that upon the certification of the independent directors of the Company that an increase to greater than nine (9) members is required to accommodate exceptional circumstances, such an increase may approved by the Board of Directors, but not prior to January 1, 2007. Currently, our
Board is comprised of five members, Mr. McNamara, Mr. Augur, Mr. Gleason, Mr.
Shek and Mr. Toh, which complies with the required size of the Board under the
Settlement Agreement. Therefore, the proposed amendment and restatement to our certificate of incorporation to reduce the size of the Board to between five and nine members merely implements the terms of the Settlement Agreement, thereby ensuring our adherence to efficient principles of corporate governance and allows our Board to continue to function at its current size, while not disrupting the management of the Company.

(iii) Proposed Modernization of Restrictions Concerning Business Combinations
with Interested Stockholders to Conform with Current Delaware Law

          The Company is subject to Section 203 of the Delaware General
Corporation Law and other statutory provisions that could discourage potential takeover attempts. Such provisions prohibit us from engaging in specified business combinations with "interested stockholders," including beneficial owners of 15% or more of the voting power of our outstanding shares. After a stockholder acquires 15% or more of the voting power of our outstanding shares, combinations may be permissible only if specified conditions are satisfied. Such conditions include the approval of the business combination by the directors of the Company, thereby allowing the directors to resist a change or potential change in control of the Company if they determine that such change is opposed to, or not in the best interest of, the stockholders of the Company. The existing Certificate of Incorporation contains provisions that restrict business combinations with "interested stockholders" but which are partially inconsistent with the corresponding provisions of Section 203 of the Delaware General
Corporation Law, due to revisions in that statutory section since the original adoption of the Company's Certificate of Incorporation and the first amendment and restatement thereof. The proposed Second Amended and Restated Certificate of
Incorporation will modernize the Company's charter and bring it into conformity with current Delaware law on this subject by simply electing to be governed by the provisions of Section 203 of the Delaware General Corporation Law.

                                       24

(iv) Proposed Addition of the Company's Right to Repurchase or Redeem Stock

          Under Delaware General Corporation Law, the Company is permitted to repurchase or redeem shares of its stock without shareholder approval. The current proposed restatement of the Certificate of Incorporation will make such a right explicit, subject to the provisions of the Company's By-Laws, and will thereby better clarify the relative rights of the Board of Directors and the shareholders with respect to this potential option should the Company attempt to pursue repurchases of shares in the future as a means of maximizing the value of the Company's outstanding stock. For this reason, such an addition to our charter is viewed by the Board of Directors as beneficial. Notwithstanding the foregoing, the Board of Directors currently has no plans to pursue such a strategy of repurchases or redemptions.

(v) Proposed Addition of Related Party Transaction Provisions Consistent with
Current Delaware Law

          Consistent with Section 144 of Delaware General Corporation Law, the
Board of Directors proposes to add provisions to the Certificate of
Incorporation governing transactions entered into with the Company by its officers and directors or their affiliates. The new provisions--to be inserted as Article XIII of the Amended and Restated Certificate of Incorporation-- would allow for such interested party transactions to be valid, provided that such transactions (a) are subject to complete disclosure (with respect to the relationship among the officer, director or affiliate and the party contracting with the Company) to the Board of Directors prior to approval thereby and (b)
are not subject to any other required approval under the Company's By-Laws.
While not in any way substantively altering the legal treatment given to such related party transactions-- given that this proposed addition merely echoes current Delaware law-- the addition nevertheless provides explicit support for the Company's seeking value-creating transactions from all available sources, even if they happen to be related to current directors or officers of the
Company, and, in that manner, would be a helpful addition to our Certificate of
Incorporation.

(vi) Proposed Allowance for the Company to Maintain Insurance for Officers,
Directors and Employees

          The Company has always afforded its officers, directors and employees the maximum indemnification permitted under Delaware law, under the theory that such protection enables our officers, directors and employees to function at their optimum level of performance on behalf of the Company, without the distraction of potential personal liability for matters involving the Company's operations, except where any such individual has acted improperly. The proposed restatement of our Certificate of Incorporation implements this concept more clearly than it is currently stated therein, as, in addition to maximum indemnification protection, it allows the Company to maintain insurance to protect officers, directors, employees and agents of the Company from any expense, liability or loss that may arise in the course of the performance of their duties on behalf of the Company. Such an addition is moreover consistent with Section 145(g) of the Delaware General Corporation Law. For the foregoing reasons, the Board recommends the adoption.

          The above changes reflected in the Second Amended and Restated
Certificate of Incorporation concomitantly modernize the terminology utilized in our charter and also inevitably impact its wording and structure in various parts thereof. The Board of Directors

                                       25

encourages you to review the complete text of the proposed amended and restated
charter, attached hereto as Appendix A.

Vote Required for Amendment and Restatement of Certificate of Incorporation

          The affirmative vote of a majority of the outstanding shares of our common stock is necessary for the approval of the proposed Second Amended and
Restated Certificate of Incorporation. The full text of the Second Amended and
Restated Certificate of Incorporation-- if approved as proposed-- will be substantially in the form attached hereto as Appendix A. Upon approval at the
Annual Meeting, the Second Amended and Restated Certificate of Incorporation
will be promptly filed by the Company with the Secretary of State of the State of Delaware. The Second Amended and Restated Certificate of Incorporation will be effective on the effective date of its filing with the Secretary of State.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE
COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 5

                RATIFICATION OF THE 2005 EQUITY COMPENSATION PLAN

          The 2005 Equity Compensation Plan, or the 2005 Plan, was approved by the Board of Directors on November 3, 2005, subject to the approval of the stockholders. If approved by the stockholders, the 2005 Plan will be effective as of November 3, 2005 (although no grants thereunder will be effectuated prior to such approval by the stockholders). A description of the 2005 Plan is included below. It is not a complete statement of the 2005 Plan. The full text of the 2005 Plan has been attached as Appendix B to the electronic copy of this proxy statement, which is available at the Securities and Exchange Commission's website located at www.sec.gov.

INTRODUCTION

          The 2005 Plan provides our employees, non-employee directors, consultants and advisors with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, and stock appreciation rights related to our stock. Unless terminated earlier by our Board of Directors or extended with stockholder approval, the Plan will terminate on October 31,
2015.

          The purpose of the 2005 Plan is to give participants an ownership interest in the Company and to create an incentive for them to contribute to our growth, thereby benefiting our stockholders, and aligning the economic interests of the participants with those of our stockholders. On October 31, 2005, the closing price of our common stock was $0.52 per share.

                                       26

ADMINISTRATION

          The 2005 Plan will be administered by the Compensation and Stock
Option Committee of our Board of Directors or its delegate. The Compensation and
Stock Option Committee consists of at least two or more directors who are not our employees. The Compensation and Stock Option Committee members serve until their resignation or removal by the Board of Directors. The Compensation and
Stock Option Committee has the authority to determine the individuals to whom grants will be made under the 2005 Plan, to determine the type, size, and terms of any grants made, to determine when grants will be made and the duration of any applicable exercise or restriction period, and to deal with any other matters arising under the 2005 Plan. The Compensation and Stock Option Committee
also has the power and authority to administer and interpret the 2005 Plan. The
Compensation and Stock Option Committee's determinations relating to the interpretation and operation of the 2005 Plan will be conclusive and binding. In no event may the Compensation and Stock Option Committee (i) amend a stock option to reduce the exercise price; (ii) substitute a stock option for another stock option with a lower exercise price; (iii) cancel a stock option and issue a new stock option with a lower exercise price to the same holder within six months following the date of the cancellation; or (iv) cancel an outstanding stock option with an exercise price below our stock's fair market value for the purpose of granting a replacement equity award of a different type within six months following the date of the cancellation.

ELIGIBILITY

          The following persons are eligible to receive grants under the 2005
Plan:

     o    All of our employees and the employees of any subsidiary we may have during the duration of the plan;

     o    Non-employee directors; and

     o    Consultants and advisors.

          As of October 31, 2005, we had five (5) directors and approximately sixty-five (65) employees, which included two executive officers. In addition, we routinely utilize varying levels of consultants and advisors to conduct our normal business operations.

SHARES SUBJECT TO THE 2005 PLAN

          The 2005 Plan authorizes the issuance of 2,000,000 shares of our common stock pursuant to any form of grant. Of such shares, a maximum of
2,000,000 shares may be issued under stock awards. The maximum number of shares that may be subject to grants made to any individual under the 2005 Plan during any calendar year is 2,000,000 shares. If any grant of shares under the 2005
Plan shall for any reason expire or otherwise terminate, in whole or part, without having been exercised in full, the stock not acquired shall revert to and again become available for issuance under the 2005 Plan.

          These limits will be adjusted by the Compensation and Stock Option
Committee for stock splits, stock dividends, recapitalizations, merger or reorganization in which we are the surviving corporation, a reclassification or change in the par value of our stock, or other similar transactions affecting our stock. Shares used to make grants may be issued directly by us or purchased on the open market and then transferred to participants by us.

                                       27

TYPES OF GRANTS AVAILABLE UNDER THE 2005 PLAN

          The following types of grants are available under the 2005 Plan:

          Incentive stock options;
          Nonqualified stock options;
          Stock appreciation rights;
          Stock appreciation rights;
          Stock Awards; and
          Restricted Stock Units.

                                       28

STOCK OPTIONS

          The 2005 Plan provides for the award of incentive stock options and nonqualified stock options, which provide the option holder with the right to purchase shares of our common stock at a specified exercise price during a specified period of time.

          Nonqualified stock options may be awarded to anyone eligible to participate in the 2005 Plan. Only our employees or the employees of any subsidiaries are eligible to receive incentive stock options. Under the 2005
Plan, the exercise price of nonqualified and incentive stock options must be equal to or greater than the fair market value of a share of our stock on the date of grant.

          Only $100,000 of any incentive stock options (based on the fair market value of the stock on the date(s) of grant) may first become exercisable by an employee during any calendar year. In other words, the aggregate amount of all incentive stock options granted under all of our plans that first become exercisable by an employee in any calendar year may not exceed $100,000. Any options that exceed this limit must be nonqualified stock options. In addition, if an employee who receives an incentive stock option owns more than 10% of the voting power of our stock or the stock of a subsidiary, the exercise price must be at least equal to 110% of the fair market value of our stock on the date of grant, and the option term may not be longer than five years. See "Federal
Income Tax Consequences" below, which includes a discussion regarding the tax differences between a nonqualified stock option and an incentive stock option.

          OPTION TERMS.

          Each grant under the 2005 Plan will be accompanied by a grant instrument. The grant instrument will describe the type and number of grants that the option holder has been awarded and the terms and restrictions applicable to the grant. The grant instrument for an option will describe when the option will become exercisable.

          EXERCISE OF OPTIONS.

          The exercise term of each option will be determined by the
Compensation and Stock Option Committee and set forth in the applicable grant instrument. The term of an option may not exceed ten years; provided, however, if an option holder owns more than 10% of the voting power of our stock or the stock of a subsidiary, an incentive stock option may not have a term that exceeds five years from the date of grant. The Compensation and Stock Option
Committee may accelerate the exercisability of options awarded under the 2005
Plan at any time for any reason.

          An option holder may pay the exercise price, as specified in the applicable grant instrument (i) in cash, (ii) through a broker by having a broker sell our stock simultaneously with the exercise of the option, or (iii)
by such other method of payment as the Compensation and Stock Option Committee may approve.

          TERMINATION.

          Unless the Compensation and Stock Option Committee determines otherwise or an option expires by its terms within a shorter period, if an option holder ceases to be employed by,

                                       29

or provide service to, the Company for any reason other than death, disability or termination for misconduct, the option holder will have 90 days from the date of termination to exercise any vested options. If an option holder is terminated for misconduct, the option holder will have 30 days from the date of termination to exercise any vested options. Unless the Compensation and Stock Option
Committee determines otherwise or an option expires by its terms within a shorter period, if an option holder ceases to be employed by, or provide services to, us on account of (i) disability, or (ii) death (during the term of service or within 90 days thereafter for reasons other than termination for misconduct), the option holder will have one year from the termination date to exercise any vested options. If an option holder dies while employed by, or providing services to, the Company, all of the unexercised outstanding options of the person shall become immediately exercisable. Unless the Compensation and
Stock Option Committee determines otherwise, all options that have not become exercisable on the date on which an option holder ceases to be employed by, or provide service to, us will terminate. To the extent a company sponsored plan, policy or agreement provides for a longer exercise period, that exercise period shall apply in lieu of the exercise periods summarized in this paragraph.

STOCK APPRECIATION RIGHTS (SARS)

          SARs give the recipient the right to receive the appreciation in the value of our stock over a specified period of time. SARs which shall be settled in shares of our stock shall be counted in full against the number of shares available for award under the 2005 Plan, regardless of the number of shares of stock issued upon the exercise and settlement of the SAR. The Compensation and
Stock Option Committee may grant SARs separately or in tandem with any option.
Tandem SARs may be granted either at the time the option is granted or at any time while the option remains outstanding; however, with respect to incentive stock options, tandem SARs may be granted only at the time of grant. When an option is exercised, any SARs relating to the stock covered by such option will terminate. When a tandem SAR is exercised, the related option will terminate to the extent of an equal number of shares of our stock.

          Value. When a SAR is exercised, the holder will receive an amount of our stock equal to the amount by which the fair market value of the underlying stock on the date of exercise exceeds the base amount of the SAR. Unless the
Compensation and Stock Option Committee determines otherwise, the base amount of each SAR will be equal to the per share exercise price of the related option, or, if there is no related option, the fair market value of a share of our stock as of the date of grant of the SAR.

          Terms. SARs are exercisable and are subject to vesting and other restrictions as specified in the applicable grant instrument. The Compensation and Stock Option Committee may accelerate the exercisability of all or any outstanding SARs at any time for any reason.

          TERMINATION.

          Unless the Compensation and Stock Option Committee determines otherwise or a SAR expires by its terms within a shorter period, SARs will terminate on the same terms as discussed above with respect to options.

                                       30

STOCK AWARDS

          Stock awards are a grant of our stock that is subject to restrictions or no restrictions, as set forth in the grant instrument. The Compensation and
Stock Option Committee will determine whether stock awards will be granted, the type of award (including without limitation, stock grants and restricted stock units), the number of shares that will be awarded, any restrictions applicable to the stock awards and when and how the restrictions will lapse. Until the restrictions lapse, stock awards cannot be sold, assigned, transferred, pledged or otherwise disposed of. Unless the Compensation and Stock Option Committee
determines otherwise, if employment or service terminates while stock awards are subject to restrictions, any shares whose restrictions have not yet lapsed will be forfeited and returned to us.

          QUALIFIED PERFORMANCE-BASED COMPENSATION.

          The Compensation and Stock Option Committee may determine that stock awards will be granted as qualified performance-based compensation for tax purposes. The Internal Revenue Code limits a company's ability to deduct compensation for each of its five highest paid executives in excess of $1 million per year. The Internal Revenue Code provides an exception to this limit if the compensation is designated as qualified performance-based compensation.
If the Compensation and Stock Option Committee grants stock awards that are intended to be qualified performance-based compensation, the Company must meet specified performance goals, designated by the Compensation and Stock Option
Committee, in order for the qualified performance-based compensation to be payable.

          The Compensation and Stock Option Committee will establish the performance goals for qualified performance-based compensation, the performance period during which the goals must be met, the threshold, target and maximum amounts that may be paid if the performance goals are met, and any other conditions deemed appropriate and consistent with the 2005 Plan and legal requirements. The Compensation and Stock Option Committee will establish the performance goals for qualified performance-based compensation in writing at the beginning of the performance period, or during a period that is no later than the earlier of either 90 days after the beginning of the performance period, or the date on which 25% of the performance period has been completed, or such other date that is permitted under the Internal Revenue Code.

          The performance goals will be based on objective criteria such as stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria based on our meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures. The performance goal results will be announced for each performance period immediately following the announcement of our financial results for the performance period. If the performance goals for a performance period are not met, the grants subject to the performance goals will be forfeited.

RESTRICTED STOCK UNITS

          Restricted stock units provides a grant that represents the right of the holder to receive an amount of cash or Company stock based upon a value of the restricted stock unit, if performance goals are met or upon a vesting schedule. A restricted stock unit shall be based upon the fair

                                       31

market value of a share of Company stock or such other measurement base as the
Compensation and Stock Option Committee deems appropriate.

CHANGE IN CONTROL

          If a change of control (as defined in the 2005 Plan) occurs, where the
Company is not the survivor corporation, unless the Company determines otherwise, (i) all outstanding options and SARs that are not exercised shall be assumed by, or replaced by the surviving corporation, and outstanding stock awards and restricted stock units shall be converted to stock awards and restricted stock units of the surviving corporation. In addition, any of the following actions may occur (i) outstanding options and SARs shall accelerate and become exercisable in whole or in part, (ii) the restrictions and conditions on all outstanding stock awards and restricted stock units shall lapse, in whole or in part, (iii) option holders shall be required to surrender their outstanding options and SARs in exchange for a payment in cash or stock, in an amount equal to the amount by which the fair market value of the shares of
Company stock subject to the option exceeds the exercise price of the options or the base amount exceeds the unexercised SAR, (iv) after giving option holders an opportunity to exercise their outstanding options and SARs all outstanding options and SARs shall terminate as of the date of the change of control or such other date as specified.

TRANSFERABILITY

          Generally, grants are not transferable except upon death. Grants may only be exercised during the lifetime of the recipient and may not be transferred except by will, through the laws of descent and distribution or, in the case of grants other than incentive stock options, pursuant to a domestic relations order, if permitted by the Compensation and Stock Option Committee.
However, the Compensation and Stock Option Committee may permit the transfer of nonqualified stock options to family members or a trust or other entity established for the benefit of family members.

AMENDMENT

          The Plan may be amended by our Board of Directors at any time.
However, the stockholders must approve any amendment for which stockholder approval is required under applicable provisions of the Internal Revenue Code or under applicable exchange requirements.

FEDERAL INCOME TAX CONSEQUENCES

          The current United States federal income tax treatment of options and stock awards under the 2005 Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the 2005 Plan. Tax laws are subject to change. Each award holder should consult with their personal tax advisor concerning the application of the general principles discussed below to their own situation and the application of other tax laws. The 2005 Plan is not subject to the Employee Retirement Income
Security Act of 1974 and is not a tax-qualified plan under Section 401 of the
Internal Revenue Code.

                                       32

          NONQUALIFIED STOCK OPTIONS.

          There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value on the date of exercise. Any gain or loss realized on disposition of shares purchased upon the exercise of a nonqualified stock option will be treated as a capital gain or loss for federal income tax purposes. The capital gain tax rate will depend on the length of time the participant holds the shares and other factors. We generally will be entitled to a corresponding federal income tax deduction.

          If a participant surrenders shares underlying a nonqualified stock option to pay the exercise price, such person will recognize no gain or loss on the surrendered shares, and the basis and holding period for the surrendered shares will continue to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by participant upon exercise, will be includible in gross income. The basis in the excess shares will equal the sum of the cash paid upon the exercise of the stock option plus any amount included in the exercising person's gross income as a result of the exercise.

          INCENTIVE STOCK OPTIONS.

          There generally are no federal income tax consequences upon the grant of an incentive stock option. A recipient will not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be included in alternative minimum taxable income.

          Income will be recognized upon the sale of stock acquired upon exercise of an incentive stock option. If the shares acquired upon exercise of an incentive stock option are disposed after two years from the date the option was granted and after one year from the date the shares were transferred upon the exercise of the option, the person will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. We will not be entitled to any corresponding tax deduction.

          If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (a disqualifying disposition), the gain recognized on the disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and generally, we will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

          If a participant surrenders shares received upon the exercise of a prior incentive stock option to pay the exercise price of any option within either the two-year or one-year holding

                                       33

periods described above, the disqualifying disposition of the shares used to pay the exercise price will result in income (or loss) to the participant and, to the extent of recognized income, a tax deduction to us. If a participant surrenders the shares after the holding period requirements are met, or if a participant surrender shares that were not received upon the exercise of an incentive stock option, the participant will recognize no gain or loss on the surrendered shares, and the basis and the holding period for the surrendered shares will continue to apply to that number of new shares that is equal to the surrendered shares. The holding period for purposes of determining whether a participant has a disqualifying disposition for the new shares when they sell the shares will begin on the date the shares were exercised. To the extent that the number of shares received exceeds the number of shares surrendered, the basis in the excess shares will equal the amount of cash, if any, paid for such excess shares and the holding period with respect to the excess shares will begin on the date the shares were exercised.

          STOCK APPRECIATION RIGHTS.

          There generally are no federal income tax consequences upon the grant of a SAR. Upon exercise of a SAR, the participant will recognize ordinary income equal to the fair market value of any shares received. We generally will be entitled to a corresponding federal income tax deduction at the time of exercise of the SAR.

          When a participant sells any shares acquired by the exercise of a SAR, he or she will have capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the adjusted tax basis in the shares (the amount of ordinary income recognized at the time of exercise of the
SAR).

          STOCK AWARDS.

          If a participant receives restricted stock awards, he or she generally will not recognize taxable income, and we will not be entitled to a deduction, until the stock is transferable or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the fair market value of the shares (less any amounts paid for the shares) at that time, and generally, we will be entitled to a deduction in the same amount.

          However, a participant may elect to recognize ordinary income in the year when the restricted stock awards are granted in an amount equal to the fair market value of the shares subject to the award (less any amounts paid for such shares) at that time, determined without regard to any restrictions. In that event, we generally will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by a participant upon a later disposition of the shares will be capital gain or loss.

          If a participant receives stock awards that are not subject to a substantial risk of forfeiture or are transferable at grant, the participant will recognize ordinary income on the value of the shares at the date of grant.
We will generally be entitled to a corresponding tax deduction.

                                       34

          TAX WITHHOLDING.

          We have the right to deduct from all grants or other compensation payable to a participant any taxes required to be withheld with respect to grants under the 2005 Plan. We may require that a participant pay to us the amount of any required withholding. The Compensation and Stock Option Committee may permit a participant to satisfy our tax withholding obligation with respect to a grant by having shares withheld. However, the value of shares withheld may not exceed the minimum required tax withholding amount.

          TRANSFER OF STOCK OPTIONS.

          A participant may be permitted to transfer nonqualified stock options to family members or a trust or other entity established for the benefit of family members, consistent with applicable law. The tax consequences of stock option transfers are complex and should be carefully evaluated by a participant with the advice of their tax advisor.

          Generally, a participant will not recognize income at the time such participant makes a gift of a nonqualified stock option to a family member or a trust or other entity. When the transferee later exercises the option, the transferor (and not the transferee) must recognize ordinary income on the difference between the fair market value of the stock and the exercise price.

          For federal gift tax purposes, if an option is transferred before the option has become exercisable, the transfer will not be considered by the
Internal Revenue Service to be a completed gift until the option becomes exercisable. The value of the gift will be determined when the option becomes exercisable. Gifts of options may qualify for the $10,000 gift tax annual exclusion. If a participant dies after transferring an option in a completed gift transaction, the transferred option may be excluded from the participant's estate for estate tax purposes if the applicable estate tax requirements have been met.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE RATIFICATION OF THE 2005
EQUITY COMPENSATION PLAN.

                             SOLICITATION OF PROXIES

          This proxy solicitation is being made by the Board of Directors of NAC for use at the Annual Meeting. The cost of this proxy solicitation will be borne by NAC. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. Proxies may be solicited by NAC and its directors, officers and employees (who will receive no compensation therefor in addition to their regular salaries). Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common stock of NAC, and such persons will be reimbursed for their expenses.

                                       35

                                  OTHER MATTERS

          Management does not know of any business to be transacted at the meeting other than as indicated herein. However, certain stockholders may present topics for discussion from the floor. Should any such matter properly come before the meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment.

          You are urged to sign, date and mail the enclosed proxy in the prepaid envelope provided for such purpose. For planning purposes, it is hoped that registered stockholders will give us advance notice of their plans to attend the meeting by marking the box provided on the proxy card.

          A list of the Company's stockholders of record at the close of business on December 12, 2005, will be available at the Annual Meeting and during the ten days prior thereto, at the office of the Company, 555 Madison
Avenue, 29th Floor, New York, New York, 10022.

          If you will need special assistance at the Annual Meeting because of a disability or if you require directions to the Annual Meeting, please contact
Robert V. Cuddihy, Jr., the Secretary of the Company, at (212) 644-1400.

          Deadline for submitting proposals for next year's meeting.
Stockholders who intend to present proposals in connection with the Company's
2006 Annual Meeting of Stockholders must submit their proposals to the Secretary of the Company in accordance with the Company's By-Laws not less than not less than fourteen (14) nor more than fifty (50) days prior to the meeting of stockholders at which directors may be elected.

New York, New York
December 14, 2005

                                        Robert V. Cuddihy, Jr.
                                        Secretary

                    YOUR VOTE IS IMPORTANT! YOU ARE URGED TO
                    SIGN, DATE, AND MAIL YOUR PROXY PROMPTLY.

                                       36

PROXY

                           NATIONAL AUTO CREDIT, INC.

                             PRELIMINARY PROXY CARD

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 31, 2005

          The undersigned hereby: (a) acknowledges receipt of the Notice of
Annual Meeting of Stockholders of National Auto Credit, Inc. (the "Company") to
be held on January 31, 2006 and the Proxy Statement in connection therewith, each dated December 14, 2005; (b) appoints James J. McNamara and Robert V.
Cuddihy, Jr., and each of them with power of substitution, as Proxies; (c)
authorizes the Proxies to represent and vote, as designated hereon, all the shares of Common Stock of the Company, held of record by the undersigned on
December 12, 2005, at such Annual Meeting and at any adjournment(s) thereof; and
(d) revokes any proxies heretofore given.

--------------------------------------------------------------------------------
PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------

                                       37

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                       EACH OF PROPOSALS 1, 2, 3, 4 AND 5.

1. ELECTION OF DIRECTORS

DIRECTOR- NOMINEES:

James J. McNamara
James M. Augur
John A. Gleason
Donald Shek
Henry Y. L. Toh

[_] FOR ALL NOMINEES [_] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
        NOMINEE, MARK THE "FOR ALL NOMINEES" BOX AND WRITE THAT NOMINEE'S
                 NAME IN THE SPACE PROVIDED IMMEDIATELY BELOW.)

                                   ----------

2. RATIFICATION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS

                         [_] FOR   [_] AGAINST   [_] ABSTAIN

3. APPROVAL OF IDNA, INC. AS THE NEW NAME OF THE COMPANY

                         [_] FOR   [_] AGAINST   [_] ABSTAIN

4. ADOPTION OF THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION

                         [_] FOR   [_] AGAINST   [_] ABSTAIN

5. RATIFICATION OF THE 2005 EQUITY COMPENSATION PLAN

                         [_] FOR   [_] AGAINST   [_] ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED,
WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND AS SAID PROXIES DEEM ADVISABLE
ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                [_] Check here if you plan to attend the meeting

                                SIGNATURE(S)
                                            ------------------------------------

                                SIGNATURE(S)
                                            ------------------------------------

                                NOTE:   Please sign exactly as name appears
                                        hereon. Joint owners should each sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such.

                                DATE _________________________________________

                                       38

                                   APPENDIX A
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                           SECOND AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL AUTO CREDIT, INC.

          National Auto Credit, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the
State of Delaware (the "GCL"), does hereby certify that:

1. The name of the corporation is National Auto Credit, Inc.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on October 27, 1995.

3. This Second Amended and Restated Certificate of Incorporation, which amends and restates the Corporation's Certificate of Incorporation in its entirety, has been duly adopted in accordance with the provisions of Sections 242 and 245 of the GCL, and the stockholders of the Corporation have voted in favor thereof at an annual meeting of the stockholders held in accordance with the provisions of the GCL. The provisions of the Second Amended and Restated Certificate of
Incorporation are as follows:

                                     * * * *

                                    ARTICLE I
                                      NAME

          The name of this corporation is iDNA, Inc. (the "Corporation").

                                   ARTICLE II
                                REGISTERED OFFICE

          The address of the Corporation's registered office in the State of
Delaware is 1209 West Orange Street, City of Wilmington, County of New Castle.
The name of the registered agent at such address is The Corporation Trust
Company.

                                   ARTICLE III
                                     PURPOSE

          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation
Law of the State of Delaware (the "GCL"). Without limiting the generality of the foregoing, the purpose or purposes for which the Corporation is formed are to engage in the business of the full service design, creative development, production, post production editing and transmission, via broadcast satellite videoconferencing, webcasting and traditional on-site presentations of corporate communication,

                                       39

education and training video and other services for use at corporate events and to operate in the movie exhibition industry.

          In general, to do everything incidental or conducive to the full accomplishment of the foregoing objects; and to do any and everything necessary and proper to carry on any business authorized hereby, and to any other legitimate business not expressly mentioned herein which is not prohibited by the laws of the State of Delaware or the laws of any other state or jurisdiction in which the Corporation does or may do business; and to exercise all the powers conferred upon a corporation by the laws of the State of Delaware, the above enumerated powers being merely descriptive and not limiting as to any and all powers which the Corporation may be authorized to do and perform under the laws of the State of Delaware.

                                   ARTICLE IV
                               AUTHORIZED CAPITAL

          The Corporation is authorized to issue two classes of capital stock to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares that the Corporation is authorized to issue is fifty-five million (55,000,000). Fifty million (50,000,000) shares shall be Common Stock, par value $0.05 per share, and five million (5,000,000) shares shall be
Preferred Stock, par value $0.05 per share.

Section 4A. Common Stock.

               4A.1. General. Subject to the powers, preferences and rights of any Preferred Stock having any preference priority over, or rights superior to, the Common Stock and except as otherwise provided by law and this Article, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation and each share of Common
Stock shall be entitled to one vote. Except as otherwise provided by the GCL or this Certificate of Incorporation, the holders of record of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.

               4A.2. Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders
(including without limitation in the election of directors of the Corporation).
There shall be no cumulative voting.

               4A.3 Number. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section
242(b)(2) of the GCL.

               4A.4 Dividends. Dividends may be declared and paid on the Common
Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation (the "Board of Directors"), subject to any preferential dividend rights of any then outstanding Preferred Stock.

               4A.5 Liquidation. Upon the dissolution or liquidation of the
Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to participate ratably in all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

                                       40

Section 4B. Preferred Stock.

               4B.1. General; Fixing of Preferences, Rights and Number of a
Series. The shares of Preferred Stock may be issued as a class without series, or if so determined from time to time by the Board of Directors, either in whole or in part in one or more series, each series to be expressly designated by distinguishing number, letter, or title prior to the issue of any shares thereof. The shares of Preferred Stock, and each series thereof, may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, liquidation, optional, or other special rights and qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. There is hereby expressly granted to the Board of Directors the authority to fix or alter the dividend rights, dividend rates, dividend preferences and participations, conversion rights, voting rights, rights, and terms of redemption (including sinking fund provisions), the redemption price or prices, the rights and preferences in the event of voluntary or involuntary liquidation, dissolution or winding up of the
Corporation or upon any distribution of assets by the Corporation and any other special rights, qualifications, limitations on and restrictions of, any wholly unissued class or series of shares of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. Subject to the prior and superior rights of the Preferred Stock set forth in any resolution or resolutions of the Board of Directors providing for the initial issuance of any particular series of Preferred Stock, the holders of Preferred Stock shall not be entitled to participate in dividends
(payable in cash, stock, or otherwise) as may be declared by the Board of
Directors of the Corporation to be payable on the Common Stock.

               4B.2. Voting. Except to the extent otherwise provided in the resolution or resolutions of the Board of Directors providing for the initial issue of shares of Preferred Stock or a particular series thereof, Preferred
Stock shall be entitled to vote for each share thereof so held share for share with the holders of the Common Stock without distinction as to class, and shall not be entitled to vote separately as a class or series of a class.

               4B.3. Number. The number of shares of Preferred Stock authorized to be issued may be increased or decreased from time to time (but not below the number of shares of Preferred Stock then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote, and the holders of the Preferred Stock shall not be entitled to vote separately as a class or series of a class on any such increase or decrease.

                                       41

                                    ARTICLE V
                              NO PREEMPTIVE RIGHTS

          Except to the extent otherwise provided in the resolution or resolutions of the Board of Directors providing for the initial issue of shares of a particular series of Preferred Stock, no holder of stock of the Corporation of any class shall have any preferential, preemptive or other right to subscribe for or to purchase from the Corporation any stock of the Corporation of any class, whether or not now authorized, or to purchase any bonds, certificates of indebtedness, debentures, notes, obligations or other issue whether or not the same shall be convertible into stock of the Corporation of any class, or shall entitle the owner or holder to purchase stock of the Corporation of any class.

                                   ARTICLE VI
                               SECTION 203 OF GCL

Section 6A. General.

          Any merger or consolidation of the Corporation with or into any other corporation, or any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Corporation to or with any other corporation, person or other entity, with respect to which any stockholder vote or consent is required under the GCL, shall require the affirmative vote of the holders of [at least two-thirds (2/3)] of each class of stock outstanding and entitled to vote at any meeting of the stockholders. Such affirmative vote shall be required notwithstanding the fact that some lesser percentage may be specified by the GCL or otherwise. This Article VI may not be altered, added to, amended or repealed except by the affirmative vote the holders of [two-thirds
(2/3)] in interest of each class of stock outstanding entitled to vote at a meeting called for said purpose, provided notice of the proposed alteration, addition, amendment or repeal shall have been given in the notice of such meeting of stockholders.

Section 6B. Business Combinations with Interested Stockholders.

          The Corporation hereby elects to be governed by Section 203 of the
GCL.

                                   ARTICLE VII
                     STOCKHOLDER ACTION; CORPORATION'S BOOKS

          Stockholders of the Corporation shall take action by (i) meetings held pursuant to this Certificate of Incorporation and the By-Laws or (ii) written consent in lieu a meeting pursuant to the provisions of Section 228 of the GCL and Article II, Section 10 of the Corporation's By-Laws. Meetings of
stockholders may be held within or without the State of Delaware, as the By-Laws may provide. Special meetings of the stockholders, for any purpose or purposes, may be called by the Chairman of the Board of Directors or such other officers of the Corporation as the By-Laws shall provide, and shall be called upon the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. The books of the
Corporation may be kept (subject to any provision contained in the GCL) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

                                       42

                                  ARTICLE VIII
                               PERPETUAL EXISTENCE

          The Corporation is to have a perpetual existence.

                                   ARTICLE IX
                    MANAGEMENT OF BUSINESS OF THE CORPORATION

          The management of the business and the conduct of the affairs of the
Corporation shall be vested in the Board of Directors, of which there shall be not less than five (5) nor more than nine (9) members, as may be determined from time to time by resolution of the Board of Directors and in accordance with the provisions of the Corporation's By-Laws.

                                    ARTICLE X
                              AMENDMENT OF BY-LAWS

          In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, alter or repeal the By-Laws of the Corporation. Such power of the Board of Directors shall not divest the stockholders of the power, nor limit their power to adopt, amend, alter or repeal the By-Laws of the Corporation.

                                   ARTICLE XI
                                    CREDITORS

          Whenever a compromise or arrangement is proposed between the
Corporation and its creditors or any class of them and/or between the
Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under
Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of the
GCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs.

          If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                   ARTICLE XII
                              REDEMPTION OF SHARES

          The Corporation may purchase, from time to time, and to the extent permitted by the GCL, shares of any class of stock issued by it. Such purchases may be made either in the open market or at private or public sale, and in such manner and amounts, from such holder or holders

                                       43

of outstanding shares of the Corporation and at such prices as the Board of
Directors shall from time to time determine, and the Board of Directors is hereby empowered to authorize such purchases from time to time without any vote of the holders of any class of shares now or hereafter authorized and outstanding at the time of any such purchase, subject to the provisions of the
By-Laws of the Corporation.

                                  ARTICLE XIII
                           RELATED PARTY TRANSACTIONS

          Any director or officer of the Corporation shall not be disqualified by his office from dealing or contracting with the Corporation as a vendor, purchaser, employee, agent, lessor, lessee or otherwise.

          No transaction contract or other act of the Corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer, or any firm or corporation in which such director or officer is a member or is a shareholder, director or officer, is in any way interested in such transaction, contract or other act provided (i) the fact that such director, officer, firm or corporation is so interested shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such transaction, contract or other act shall be taken; and (ii) no other approval for such transaction is required under the Corporation's By-Laws; nor shall any such director or officer be accountable or responsible to the Corporation for or in respect of any such transaction, contract or other act of the Corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation of which is a shareholder, director or officer is interested in such transaction, contract or other act;
and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize or take action in respect of any such transaction, contract or other act, and may vote thereat to authorize, ratify or approve any such transaction, contract or other act with like force and effect as if he or any firm of which he is a member or any corporation of which is a shareholder, director or officer were not interested in such transaction, contract or other act.

                                   ARTICLE XIV
                  LIMITATION OF DIRECTOR AND OFFICER LIABILITY

          To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to)
directors, officers, employees and agents (and any other persons to which
Delaware law permits the Corporation to provide indemnification) through By-Law provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the GCL, subject only to limits created by applicable Delaware law (statutory or non-statutory).

          To the fullest extent permitted by applicable law, the directors of the Corporation shall not be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under
Section 174 of the GCL or any amendment thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, such director (1) shall have breached the director's duty of loyalty to the
Corporation or its stockholders, (2) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act,

                                       44

shall have acted in a manner involving intentional misconduct or a knowing violation of law, or (3) shall have derived an improper personal benefit. If the
GCL is hereafter amended to authorize the further elimination or limitation of the liability of a director, the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. To the fullest extent permitted by applicable law, each person who was or is made a party or is threatened to be made a party to or is in any way involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a
"proceeding"), including any appeal therefrom, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or a direct or indirect Subsidiary, or is or was serving at the request of the Corporation as a director or officer of another entity or enterprise, shall be indemnified and held harmless by the
Corporation, and the Corporation shall advance all expenses incurred by any such person in defense of any such proceeding prior to its final determination, to the fullest extent authorized by the GCL. In any proceeding against the
Corporation to enforce these rights, such person shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that such person has not met the standards of conduct for permissible indemnification set forth in the GCL. The rights to indemnification and advancement of expenses conferred by this Article XIV shall be presumed to have been relied upon by the directors and officers of the Corporation in serving or continuing to serve the Corporation and shall be enforceable as contract rights.
Said rights shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The Corporation may, upon written demand presented by a director or officer of the Corporation or of a direct or indirect Subsidiary, or by a person serving at the request of the Corporation as a director or officer of another entity or enterprise, enter into contracts to provide such persons with specified rights to indemnification, which contracts may confer rights and protections to the maximum extent permitted by the GCL, as amended and in effect from time to time. If a claim under this Article XIV is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce the right to be advanced expenses incurred in defending any proceeding prior to its final disposition where the required undertaking, if any, has been tendered to the Corporation)
that the claimant has not met the standards of conduct which make it permissible under the GCL for the Corporation to indemnify the claimant for the amount claimed, but the claimant shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that the claimant has not met the standards of conduct for permissible indemnification set forth in the
GCL.

          If the GCL is hereafter amended to permit the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment, the indemnification rights conferred by this
Article XIV shall be broadened to the fullest extent permitted by the GCL, as so amended.

          The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss under the GCL.

          IN WITNESS WHEREOF, the undersigned, being the Chief Financial
Officer, Secretary and Treasurer of the Corporation, hereby certifies that the facts hereinafter stated are truly set

                                       45

forth, and accordingly executes this Second Amended and Restated Certificate of
Incorporation this ___ day of [January], 2006.

                                ------------------------------------------------
                                (Signature)

                                Robert V. Cuddihy, Jr., Chief Financial Officer,
                                Secretary and Treasurer

                                       46

                                   APPENDIX B
                          2005 EQUITY COMPENSATION PLAN

                           NATIONAL AUTO CREDIT, INC.

                          2005 EQUITY COMPENSATION PLAN

          The purpose of the National Auto Credit, Inc. 2005 Equity Compensation
Plan (the "Plan") is to provide (i) designated employees of National Auto
Credit, Inc. (the "Company") and its parents and subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its parents or subsidiaries, and (iii) non-employee members of the Board of Directors of the
Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, and stock appreciation rights. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the
Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

          1. ADMINISTRATION

          (a) Committee. The Plan shall be administered and interpreted by the members of the Compensation and Stock Option Committee of the Board (the
"Committee"), which consists of "outside directors" as defined under Section
162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations, and "non-employee directors" as defined under Rule
16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange
Act"). However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors. The Committee may delegate authority to one (1) or more delegates as it deems appropriate.

          (b) Committee Authority. The Committee or its delegate shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan; (ii) determine the type, size, and terms of the grants to be made to each such individual; (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (iv) amend the terms of any previously issued grant; and (v)
deal with any other matters arising under the Plan. Notwithstanding anything in this Plan to the contrary, but subject to adjustments as described in Section
3(b) below, in no event may the Board, the Committee or its or their delegate
(A) amend or modify an Option (as defined below) in a manner that would reduce the Exercise Price (as defined below) of such Option; (B) substitute an Option for another Option with a lower Exercise Price; (C) cancel an Option and issue a new Option with a lower Exercise Price to the holder of the cancelled Option within six (6) months following the date of the cancellation of the cancelled
Option; or (D) cancel an outstanding Option that is under water (i.e., for which the Fair Market Value, as defined below, of the underlying Shares are less than the Option's Exercise Price) for the purpose of granting a replacement Grant (as defined below) of a different type within six (6) months following the date of cancellation of the cancelled Option.

          (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such

                                       47

rules, regulations, agreements, and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

          2. GRANTS

          (a) Awards under the Plan may consist of grants of incentive stock options as described in Section 5 below ("Incentive Stock Options"), nonqualified stock options as described in Section 5 below ("Nonqualified Stock
Options") (Incentive Stock Options and Nonqualified Stock Options are
collectively referred to as "Options"), stock awards as described in Section 6 below ("Stock Awards"), restricted stock units as described Section 6 below
("Restricted Units") and stock appreciation rights described in Section 7 below
("SARs") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan and as specified in the individual grant instrument or an amendment to the grant instrument (the "Grant Instrument"). All
Grants shall be made conditional upon the Grantee's (as defined below)
acknowledgement, in writing or by acceptance of the Grant, that all decisions and determination of the Company shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Grantees.

          3. SHARES SUBJECT TO THE PLAN

          (a) Shares Authorized. Subject to adjustment as described below, (i)
the maximum aggregate number of shares of common stock of the Company ("Company
Stock") that may be issued or transferred under any forms of Grants under the
Plan is 2,000,000 shares, (ii) the maximum aggregate number of shares of Company
Stock that may be issued under the Plan under Incentive Stock Options is , and
(iii) the maximum aggregate number of shares of Company Stock that may be issued under the Plan under awards other than Options and SARs is 2,000,000 shares. For purposes of this Section 3(a), SARs to be settled in shares of Company Stock shall be counted in full against the number of shares of Company Stock available for award under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the SAR. The maximum aggregate number of shares of
Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 2,000,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised or if any
Stock Awards (including restricted Stock Awards received upon the exercise of
Options) are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

          (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin-off, recapitalization, stock split, or combination or exchange of shares; (ii) by reason of a merger, reorganization, or consolidation; (iii) by reason of a reclassification or change in par value; or (iv) by reason of any other

                                       48

extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants shall be appropriately adjusted by the Company to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of
Company Stock to preclude the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share. Any adjustments determined by the Company shall be final, binding, and conclusive.

          4. ELIGIBILITY FOR PARTICIPATION

          (a) Eligible Persons. All employees of the Company and its parents or subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee
Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its parents or subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its parents or subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

          (b) Selection of Grantees. The Company shall select the Employees,
Non-Employee Directors, and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant. Employees,
Non-Employee Directors, and Key Advisors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

          5. GRANTING OF OPTIONS

          The Company may grant an Option to an Employee, Non-Employee Director, or Key Advisor. The following provisions are applicable to Options.

          (a) Number of Shares. The Company shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees,
Non-Employee Directors, and Key Advisors.

          (b) Type of Option and Price.

               (i) Incentive Stock Options are intended to satisfy the
requirements of Section 422 of the Code. Nonqualified Stock Options are not
intended to so qualify. Incentive Stock Options may be granted only to employees of the Company or its parents or subsidiaries, as defined in Section 424 of the
Code. Nonqualified Stock Options may be granted to Employees, Non-Employee
Directors, and Key Advisors.

               (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option may be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted; provided, however, that (A) the Exercise Price of an Incentive

                                       49

Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (B)
an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns or beneficially owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than one hundred ten percent (110%) of the Fair Market Value of Company
Stock on the date of grant.

               (iii) So long as the Company Stock is publicly traded, the Fair
Market Value per share shall be determined as follows: (A) if the principal trading market for the Company Stock is a national securities exchange or the
Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (B) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked"
prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the
Company determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Company.

          (c) Option Term. The term of any Option shall not exceed ten (10)
years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns or beneficially owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five (5) years from the date of grant.

          (d) Exercisability of Options.

               (i) Options shall become exercisable in accordance with such terms and conditions of the Plan and specified in the Grant Instrument. The
Company may accelerate the exercisability of any or all outstanding Options at any time for any reason.

               (ii) The Company may provide in a Grant Instrument that the
Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the
Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, and (C) any other restrictions determined by the Company.

          (e) Grants to Non-Exempt Employees. Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an Exercise Price not less than one hundred percent (100%) of the
Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six (6) months after the date of grant (except that such Options may become exercisable upon the Grantee's death, Disability (as defined below) or retirement, or upon a Change in Control (as defined below) or other circumstances permitted by applicable regulations).

                                       50

          (f) Termination of Employment, Disability, or Death.

               (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below) as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, termination for Cause (as defined below), or as set forth in Section 5(f)(v) of this Plan, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within ninety (90) days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Company), but in any event no later than the date of expiration of the Option term. Except as otherwise provided, any of the
Grantee's Options that are not otherwise exercisable as of the date on which the
Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

               (ii) In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination by the Employer for
Cause, any Option held by the Grantee shall terminate as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 5, if after the
Grantee's termination of employment or service, the Company determines that the
Grantee engaged in conduct that constitutes Cause, any Option held by the
Grantee shall terminate as the date the Company determines that the Grantee engaged in such conduct. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

               (iii) In the event the Grantee ceases to be employed by, or provide service to, the Employer because of a Disability, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one
(1) year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Company), but in any event no later than the date of expiration of the Option term. Except as otherwise provided, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

               (iv) If the Grantee dies while employed by, or providing service to, the Employer, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one (1) year after the date the Grantee's death (or within such other period of time as may be specified by the Company), but in any event no later than the date of expiration of the Option term. If the
Grantee dies within ninety (90) days after the date on which the Grantee ceased to be employed or provide service on account of a termination specified in
Section 5(f)(i) above (or within such other period of time as may be specified by the Company), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one (1) year after the date on which the
Grantee ceased to be employed by, or provide service to, the Employer (or within such other period of time as may be specified), but in any event no later than the date of expiration of the Option term. Except as otherwise provided, any of the Grantee's Options that are not otherwise exercisable as of the date of the
Grantee's death shall terminate as of such date.

               (v) Notwithstanding anything herein to the contrary, to the extent that any Company-sponsored plan, policy or arrangement, or any agreement to which the Company is a party provides for a longer exercise period for a
Grantee's Options under applicable circumstances than the exercise period that is provided for in this Section 5(f) under those

                                       51

circumstances, then the exercise period set forth in such plan, policy, arrangement or agreement applicable to such circumstances shall apply in lieu of the exercise period provided for in this Section 5(f).

               (vi) For purposes of this Section 5(f) and Section 6 below:

                    (a) (A) The term "Employer" shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the
Board.

                    (B) "Employed by, or provide service to, the Employer" shall mean employment or service as an Employee, Key Advisor or member of the Board
(so that, for purposes of exercising Options or SARs and satisfying conditions with respect to Stock Awards, or Restricted Units a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board).

                    (C) "Disability" shall mean a Grantee's becoming disabled
within the meaning of the Employer's long-term disability plan applicable to the
Grantee, as determined in the sole discretion of the Committee or its delegate.

                    (D) "Cause" means (i) willful and continued failure by the
Grantee to substantially perform the Grantee's duties with the Company (other than any such failure resulting from the Grantee's incapacity due to physical or mental illness) or (ii) the willful engaging by the Grantee in conduct which is demonstrably injurious to the Company, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the Grantee's part shall be deemed "willful" unless done, or omitted to be done, by the Grantee not in good faith or without reasonable belief that the Grantee's act, or failure to act, was in the best interest of the Company. Notwithstanding the preceding definition, the term "Cause" shall have the same meaning given to such term or similar term in an employment or other agreement between a Grantee and an
Employer.

          (g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Company (i) in cash, (ii) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iii) by
such other method as the Company may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8 below).

          (h) Limits on Incentive Stock Options. Each Incentive Stock Option
shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the
Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds One Hundred Thousand Dollars ($100,000), then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock
Option shall not be granted to any person who is not an employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code) of the Company.

                                       52

          6. STOCK AWARDS

          The Company may transfer shares of Company Stock or cash to an
Employee, Non-Employee Director, or Key Advisor under a Stock Award. The following provisions are applicable to Stock Awards.

          (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions. Restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as set forth in the Grant Instrument. The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

          (b) Number of Shares. The Grant Instrument shall set forth the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

          (c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 5(f)
above) during a period designated in the Grant Instrument as the Restriction
Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Stock Award as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Company may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

          (d) Restrictions on Transfer and Legend on Stock Certificate. During
the Restriction Period, a Grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of the Stock Award except to a successor under
Section 9(a) below. Each certificate for Stock Awards shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.
The Company may determine that it will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.

          (e) Right to Vote and to Receive Dividends. The right to vote the shares of a Stock Award during the Restriction Period shall be exercisable only by the manager of the business unit of the Company for which the Grantee performs services or with which the Grantee is most closely associated (the
"Voting Trustee"). The Voting Trustee shall vote the shares of a Stock Award during the Restriction Period for or against any given matter upon which the shareholders of the Company are provided with the right to vote in proportion to the results of such vote taken by the shareholders of the Company on such matter. The Committee may, but shall not be required to, adopt additional rules and provisions governing the voting trust of which this paragraph is subject.
The Grantee shall have the right to receive any dividends or other distributions paid on such restricted shares, subject to any restrictions deemed appropriate by the Committee.

          (f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions. The

                                       53

Company may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

          (g) Restricted Stock Units. The Committee or its delegate may grant
Restricted Units ("Restricted Units") to an Employee or Key Advisor. Each
Restricted Unit shall represent the right of the Grantee to receive an amount in cash or Company Stock (as determined by the Committee or its delegate) based on the value of the Restricted Unit, if performance goals established by the
Committee are met or upon the lapse of a specified vesting period. A Restricted
Unit shall be based on the Fair Market Value of a share of Company Stock or on such other measurement base as the Committee or its delegate deems appropriate.
The Committee or its delegate shall determine the number of Restricted Units to be granted and the requirements applicable to such Restricted Units.

          (h) Designation as Qualified Performance-Based Compensation. The
Committee may determine that Stock Awards or Restricted Units granted to an
Employee shall be considered "qualified performance-based compensation" under
Section 162(m) of the Code. The provisions of this paragraph (g) shall apply to
Stock Awards or Restricted Units that are to be considered "qualified performance-based compensation" under Section 162(m) of the Code.

               (i) Performance Goals. When Stock Awards or Restricted Units are
to be considered "qualified performance-based compensation" are granted, the
Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which the performance goals must be met (the "Performance Period"), (C) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with the Plan and Section
162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Company and its parents and subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one (1) or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one
(1) or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

               (ii) Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the Performance
Period or during a period ending no later than the earlier of (A) ninety (90)
days after the beginning of the Performance Period or (B) the date on which twenty-five percent (25%) of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under
Section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

               (iii) Announcement of Grants. The Committee shall certify and announce the results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the
Performance Period. If and to the extent that the

                                       54

Committee does not certify that the performance goals have been met, the grants of Stock Awards for the Performance Period shall be forfeited or shall not be made, as applicable.

               (iv) Death, Disability or Other Circumstances. The Committee may
provide that Stock Awards or Restricted Units shall be payable or restrictions on Stock Awards shall lapse, in whole or in part, in the event of the Grantee's death or Disability during the Performance Period, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the
Code.

          7. STOCK APPRECIATION RIGHTS

          The Company may grant SARs to an Employee, Non-Employee Director, or
Key Advisor. The following provisions are applicable to SARs.

          (a) General Requirements. The Company may grant SARs to an Employee,
Non-Employee Director or Key Advisor separately or in tandem with any Option
(for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the
Option remains outstanding; provided, however, that, in the case of an Incentive
Stock Option, SARs may be granted only at the time of the grant of the Incentive
Stock Option. Unless otherwise specified in the Grant Instrument, the base amount of each SAR shall be equal to the per share Exercise Price of the related
Option or, if there is no related Option, the Fair Market Value of a share of
Company Stock as of the date of grant of the SAR.

          (b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

          (c) Exercisability. A SAR shall be exercisable during the period specified in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified. The Company may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the
Employer or during the applicable period after termination of employment or service as described in Section 5(f) above. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

          (d) Grants to Non-Exempt Employees. Notwithstanding the foregoing,
SARs granted to persons who are non-exempt employees under the Fair Labor
Standards Act of 1938, as amended, shall have a base amount not less than one hundred percent (100%) of the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six (6) months after the date of grant (except that such SARs may become exercisable, as determined by the
Committee, upon the Grantee's death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

          (e) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in Company Stock. The stock appreciation for a SAR is the amount

                                       55

by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section
7(a) above. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. Notwithstanding anything to the contrary, the Company may pay the appreciation of a SAR in the form of cash, shares of
Company Stock, or a combination of the two (2), so long as the ability to pay such amount in cash does not result in the Grantee incurring taxable income related to the SAR prior to the Grantee's exercise of the SAR.

          (f) Number of SARs Authorized for Issuance. For purposes of Section
3(a) of the Plan, SARs to be settled in shares of Company Stock shall be counted in full against the number of shares of Company Stock available for award under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the SAR.

          8. WITHHOLDING OF TAXES

          (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state, and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state, or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

          (b) Election to Withhold Shares. If the Company so permits, a Grantee may elect to satisfy the Employer's income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal
(including FICA), state, and local tax liabilities. The election must be in a form and manner prescribed by the Company.

          9. TRANSFERABILITY OF GRANTS

          (a) Nontransferability of Grants. Except as provided below, only the
Grantee may exercise rights under a Grant during the Grantee's lifetime. A
Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to SARs and Option grants other than Incentive Stock Options, pursuant to a domestic relations order or otherwise as permitted by the Company. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

          (b) Transfer of Nonqualified Stock Options. Notwithstanding the
foregoing, the Grant Instrument may provide that a Grantee may transfer
Nonqualified Stock Options to family members, or one (1) or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

                                       56

          10. CHANGE IN CONTROL OF THE COMPANY

          As used herein, a "Change of Control" shall be deemed to have occurred if:

          (a) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) (other than persons who are shareholders on the effective date of the Plan) becomes a "beneficial owner" (as defined in Rule 13d-3 under the
Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the
Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder, and a
Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

          (b) The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii)
a sale or other disposition of all or substantially all of the assets of the
Company or (iii) a liquidation or dissolution of the Company.

          11. CONSEQUENCES OF A CHANGE IN CONTROL

          (a) Notice. Upon a Change of Control, the Company shall provide each
Grantee with outstanding Grants written notice of such Change of Control.

          (b) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless otherwise determined, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding Stock Awards and Restricted Units shall be converted to Stock Awards or Restricted Units of the surviving corporation (or a parent or subsidiary of the surviving corporation).

          (c) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, any of the following actions with respect to any or all outstanding Grants may occur as determined by the Company (i) outstanding
Options and SARs shall accelerate and become exercisable, in whole or in part,
(ii) the restrictions and conditions on outstanding Stock Awards and Restricted
Units shall lapse, in whole or in part, (iii) Grantees shall be required to surrender their outstanding Options and SARs in exchange for a payment in cash or stock, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceeds the Exercise Price of the Options or the base amount exceeds the unexercised SAR, (iv) after giving Grantees an opportunity to exercise their outstanding Options and SARs all outstanding Options and SARs shall terminate as of the date of the Change of Control or such other date as specified. The
Company shall have no

                                       57

obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Options, SARs, Stock Awards and Restricted Units shall continue in effect according to their terms (subject to any assumption pursuant to subsection (b)).

          12. REQUIREMENTS FOR ISSUANCE OR TRANSFER OF SHARES

          (a) Limitations on Issuance or Transfer of Shares. No Company Stock
shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such
Company Stock have been complied with. Any Grant made shall be conditioned on the Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock, and certificates representing such shares may be legended to reflect any such restrictions.
Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

          (b) Lock-Up Period. If so requested by the Company or any
representative of the underwriters (the "Managing Underwriter") in connection with any underwritten offering of securities of the Company under the Securities
Act of 1933, as amended (the "Securities Act"), a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the thirty (30) day period preceding and the one hundred eighty (180)-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing
Underwriter and agreed to by the Company) (the "Market Standoff Period"). The
Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

          13. AMENDMENT AND TERMINATION OF THE PLAN

          (a) Amendment. The Board or its delegate may amend or terminate the
Plan at any time; provided, however, that neither the Board nor its delegate shall have the authority to amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable laws, or to comply with applicable stock exchange requirements.

          (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth (10th) anniversary of its effective date, unless the Plan is terminated earlier by the Company or is extended by the Company with the approval of the stockholders.

          (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Company acts under Section 19(b) below. The termination of the Plan shall not impair the power and authority of the Company with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(b) below or may be amended by agreement of the Company and the Grantee consistent with the Plan.

          (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

                                       58

          14. FUNDING OF THE PLAN

          This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of
Grants.

          15. RIGHTS OF PARTICIPANTS

          Nothing in this Plan shall entitle any Employee, Non-Employee
Director, Key Advisor, or other person to any claim or right to be granted a
Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

          16. NO FRACTIONAL SHARES

          No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Company shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          17. HEADINGS

          Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

          18. EFFECTIVE DATE OF THE PLAN

          The Plan shall be effective on October 31, 2005, subject to the subsequent approval of the Plan by the shareholders of the Company.

          19. MISCELLANEOUS

          (a) Grants in Connection with Corporate Transactions and Otherwise.
Nothing contained in this Plan shall be construed to (i) limit the right of the
Company to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this
Plan. Without limiting the foregoing, the Company may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the parent or any of their subsidiaries in substitution for a stock option or stock award grant made by such corporation.
The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Company shall prescribe the provisions of the substitute grants.

          (b) Compliance with Law. The Plan, the exercise of Options and SARs, and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act it is the intent of

                                       59

the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of Section 162(m) of the
Code and Section 422 of the Code. To the extent that any legal requirement of
Section 16 of the Exchange Act or Section 162(m) or Section 422 of the Code as
set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) or Section 422 of the Code, that Plan provision shall cease to apply. The Company may revoke any Grant if it is contrary to law or modify a
Grant to bring it into compliance with any valid and mandatory government regulation. The Company may also adopt rules regarding the withholding of taxes on payments to Grantees. The Company may, in its sole discretion, agree to limit its authority under this Section 19(b).

          (c) Employees Subject to Taxation Outside the United States. With
respect to Grantees who are subject to taxation in countries other than the
United States, Grants may be made on such terms and conditions as the Company deems appropriate to comply with the laws of the applicable countries, and the
Company may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

          (d) Governing Law. The validity, construction, interpretation, and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of
Delaware, without giving effect to the conflict of laws provisions thereof.

                                       60